CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this accompanying Quarterly Report of Tech Laboratories, Inc. (the "Company") on Form 10-QSB for the quarter ending June 30, 2005, I, Donna Silverman, Chief Executive Officer and Chief Financial Officer of the Company, certifies to the best of his knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) Such Quarterly Report on Form 10-QSB for the period ended June 30, 2005, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in such Quarterly Report on Form 10-QSB for the period ended June 30, 2005, fairly presents, in all material respects, the financial condition and results of operations of Tech Laboratories, Inc.


/s/ Donna Silverman
--------------------
Donna Silverman
Chief Executive Officer
Chief Financial Officer
Date: August 12, 2005